UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2018

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	NONE
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425—1st Street S.W.

Calgary, Alberta, Canada T2P 3L8, Canada

(Address of Principal Executive Offices) (Zip Code)

(403) 231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 Regulation FD Disclosure.

On November 8, 2018, Enbridge Inc. (“Enbridge”) and Enbridge Income Fund Holdings Inc. (“ENF”) issued a joint press release announcing the completion of the Arrangement (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 Other Events.

On November 8, 2018, Enbridge and ENF completed their previously announced plan of arrangement (“Arrangement”) pursuant to Section 193 of the Business Corporations Act (Alberta). The Arrangement involved the acquisition by Enbridge of all of the issued and outstanding common shares of ENF (“ENF Shares”) not already owned by Enbridge pursuant to that certain Arrangement Agreement, dated as of September 17, 2018 (the “Arrangement Agreement”), by and between Enbridge and ENF.

Pursuant to the Arrangement, each ENF Share was exchanged for 0.7350 (the “Agreed Exchange Ratio”) of a common share of Enbridge (“Enbridge Shares”) and cash of $0.45 per ENF Share. In addition, each ENF shareholder who continues to hold Enbridge Shares on November 15, 2018 will also be entitled to receive, as an Enbridge shareholder, Enbridge’s fourth quarter dividend declared in the amount of $0.67100 per Enbridge Share, payable on December 1, 2018 to Enbridge shareholders of record on November 15, 2018. Each ENF shareholder will also receive the ENF dividend in the amount of $0.1883 per ENF Share, payable on November 15, 2018 to ENF shareholders of record on October 31, 2018.

Based on the Agreed Exchange Ratio and the ENF Shares issued and outstanding, Enbridge issued 104,032,230 Enbridge Shares in connection with the Arrangement.

The foregoing description of the Arrangement, the Arrangement Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Arrangement Agreement, incorporated by reference to Exhibit 2.3 to Enbridge’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2018.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Arrangement Agreement, dated as of September 17, 2018, by and between Enbridge Inc. and Enbridge Income Fund Holdings Inc. (incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K of Enbridge Inc., filed with the Securities and Exchange Commission on September 19, 2018).

99.1	Joint Press Release of Enbridge Inc. and Enbridge Income Fund Holdings Inc., dated as of November 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: November 8, 2018	By:	/s/ Tyler W. Robinson
Tyler W. Robinson
Vice President & Corporate Secretary
(Duly Authorized Officer)

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